OLD NATIONAL BANCORP®

NASDAQ: ONB

oldnational.com

Investment Thesis Financial Data as of 06-30-15 Dated: August 4, 2015 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 14 Financial Data as of 06-30-15 Dated: August 4, 2015 * * * * * *

Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words
“anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.
These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; expected cost savings in connection with recent branch divestitures may not be fully realized, and deposit attrition, customer loss, and revenue loss may be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition;
government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and
Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-
looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures
These slides contain non-GAAP financial measures. For
purposes of Regulation G, a non-GAAP financial measure is a
numerical measure of the registrant's historical or future
financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most
directly comparable measure calculated and presented in
accordance with GAAP in the statement of income, balance
sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and
presented.   In this regard, GAAP refers to generally accepted
accounting principles in the United States.  Pursuant to the requirements of Regulation G, Old National Bancorp has
provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable
GAAP financial measure.

Covered Loans
1.1%
Other
13.3%
Investments
28.9%
Residential Real
Estate Loans
14.1%
Consumer Loans
12.6%
Commercial Loans
15.1%
Commercial Real
Estate Loans
14.9%

Money Market
5.7%
Other
1.9%
Borrowed Funds
15.1%
Other Time
10.2%
NOW & Savings
43.0%
Demand Deposits
24.1%

Investment
Product Fees
3.2%
Other
9.1%
Change in IA
(1.0%)
Insurance
6.9%
ATM Fees
4.8%
Service Charges
7.7%
Net Interest
Income
62.9%
Wealth
Management
6.4%

Snapshot of Old National
Source: SNL Financial, Company filings, FactSet
Estimates
Note: Market data as of July 30, 2015; financial information as of June 30, 2015.
Summary Overview
Company Description
Headquarters
Evansville, IN
Market Cap (millions)
$ 1,659
2015E P / E
15.8x
P / TBV
201%
Dividend Yield
3.3%
LTM Average Daily Volume
645,544
Total Assets
$ 12,076
Trust Assets Under Management
$ 8,073
Total Core Deposits
$ 8,763
2Q15 ROAA
.88%
$ in millions, except noted
Largest financial services bank holding company headquartered in Indiana with a presence throughout Indiana, Western Kentucky and Louisville, Southern
Illinois and Central and Western Michigan
–
180 financial centers
–
208 ATMs
Focused on community banking with a full suite of product offerings:
–
Retail and small business
–
Wealth management
–
Mortgage
Guided by three strategic imperatives
–
Strengthen the risk profile
–
Enhance management discipline
–
Achieve consistent quality earnings
–
Investment services
–
Capital markets
–
Insurance
Asset Mix
Liability Mix
2Q15 Revenue Breakdown

Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets
Consistent financial performance with distinct revenue streams and actions taken to improve efficiency
Diverse loan portfolio with growth accelerating while maintaining strong credit metrics
Disciplined acquisitions that are exceeding expectations with robust future opportunities
Steward of capital –
organic growth, dividend / share repurchases,
and acquisitions
Achieving strategic imperatives
Investment Thesis

ISS Governance QuickScore™
Identifying Governance Risk

Alliance for Work-Life Progress
2013 Seal of Distinction

ETHISPHERE 2015
ETHICS INSIDE CERTIFICATION
BANKING INDUSTRY

VolunteerMatch

Corporate Engagement
AWARD OF EXCELLENCE
Points of Light Institute

2015 WORLD'S MOST ETHICAL COMPANIES®™
WWW.ETHISPHERE.COM

7 Commitment to Excellence

Grand Rapids
Grandville
MICHIGAN
Brighton
Dexter
Battle Creek
Paw Paw
Portage
Manchester
Saline
Benton Harbor
St Joseph
Brooklyn
Clinton
Manitou Beach
Tecumseh
Monroe
Adrian
Dundee
Hudson
Niles
Granger
Elkhart
South Bend
Warsaw
Fort Wayne
INDIANA
ILLINOIS
W Lafayette
Lafayette
Williamsport
Muncie
OHIO
Farmland
Winchester
Danville
Noblesville
Yorktown
Westfield
Anderson
Rockville
Zionsville
Carmel
Fishers
Clinton
Brownsburg
Indianapolis
Greencastle
Avon
Greenwood
West Terre Haute
Plainfield
Terre Haute
Marshall
Ellettsville
Columbus
Bloomington
North Vernon
Seymour
Bedford
Madison
Bicknell
Austin
Vincennes
Shoals
Salem
Washington
Paoli
Jasper
Princeton
Huntingburg
St Anthony
Ferdinand
Louisville
Darmstadt
Boonville
Newburgh
Lexington
Mt Vernon
Evansville
Rockport
Henderson
Owensboro
Morganfield
KENTUCKY
Madisonville
Central City
Greenville

05/01/2015

8 Old National’s Landscape 1 1 Assumes successful completion of pending branch sales in 3Q15

Our Indiana Footprint
Economic Vital Signs
Indicator
Outlook
Latest Statistics (June 2015)
Trend (YoY change from June 2014)
Jobs
Employment
Unemployed
3,248,300
157,900
•
Labor Force increased 16,800
•
Unemployment rate decreased to 5.3%
(June 2014 rate was 6.1%)
Unemployment
Insurance Claims
Initial Claims
Weeks Claimed
15,837
98,844
•
Initial claims decreased 8.6%
•
Weeks claimed decreased 33.2%
Home Sales
Units Sold
Median Home Price
7,911
$142,500
•
The number of home sales increased 8.5%
•
The median sale price increased 6.3%
Regional Spending
Net Sales Tax Collected
$621.6 MM
•
Sales tax collections decreased 1.9%
Local Indiana HQ
Stock Performance
Price Change during 2Q15
CMI: (5.4)%
LLY: 14.9%
NI: 3.2%
SPG: (11.6)%
STLD: 3.1%
ANTM: 6.3%
•
Stock prices have generally increased as
overall economy improves
Strong
Stable or Mixed           Decline
Sources: US Bureau of Labor Statistics, US Dept. of Labor, Indiana Association of Realtors, IN Dept. of Revenue and Bloomberg

Our Michigan Footprint
Projected 2020 Median Household Income
Ann Arbor, Michigan (MSA Population: 358,564)
Highest median household income MSA in Michigan
May 2015 unemployment rate of 4.2%, compared to the
national rate of 5.3%
Listed in Forbes’ 2013 “Best Places for Business and
Careers” and was Livability.com’s 13th “Best Place to Live”
Kalamazoo, Michigan (MSA Population: 334,915)
Popular area for healthcare and pharmaceutical
organizations, with major companies such as Pfizer, Perrigo
and Stryker housing large operations
May 2015 unemployment rate of 5.2% compared to the
national rate of 5.3%
Projected 2015-2020 Median HHI Growth
Grand Rapids, Michigan (MSA Population: 1,031,360)
Home to five of the world’s leading office furniture
companies.
May 2015 unemployment rate of 4.2%, compared to the
national rate of 5.3%
Source: SNL Financial and Bureau of Labor Statistics as of July, 2015
(1)
Crain’s Detroit Business, article published July 16, 2014
Michigan named "most improved" in ranking of pro-business states in 2014 by the American Economic
Institute
(improved
from
39th
to
18th)
1
6.7%
7.3%
4.7%
5.2%
3.2%
5.8%
USA
Indiana
Michigan
Ann Arbor
MSA
Kalamazoo
MSA
Grand
Rapids
MSA
$57,294
$52,614
$50,421
$62,312
$46,609
$55,836
USA
Indiana
Michigan
Ann Arbor
MSA
Kalamazoo
MSA
Grand
Rapids
MSA

Indiana’s Economic Achievements
“AAA” Credit Rating –
Fitch, Moody’s and Standard and
Poor’s
1
3
rd
Best U.S. State for Manufacturing Jobs
2
6
th
Best State for Business –
CEO Magazine
3
280 new manufacturing jobs created –
Berry Plastics,
Evansville, Indiana
4
230 new jobs created –
GE Aviation, Lafayette, Indiana
5
Sources:
(1)
December 2013
(2)
June 2013; National Association of Manufacturers
(3)
May 2014
(4)
January 2014 press release of Berry Plastics
(5)
January 2015 press release of GE Aviation

2Q15 Highlights
Reported net income of $26.2 million, or $.22 per share
–
22% increase in EPS Y/Y and Q/Q
Continue to grow organic revenue
–
7% annualized loan growth
–
Stable net interest margin
–
Positive trends in all fee-based businesses
Improve operating leverage
–
1% decline in operational expenses from 1Q15
–
Adjusted Efficiency Ratio of 66.9%
1
–
Anticipate branch sales to close mid-August
Prudent use of capital
–
1.9 million shares of stock repurchased
–
Additional 1.0 million authorized on July 23, 2015
–
Tangible Common Equity of 7.23%
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company –
see Appendix for Non-GAAP reconciliation

$0.22
$0.25
2Q14
2Q15
Earnings Per Share
2Q15 Adjusted Net Income
Adjusted Net Income excludes acquisition & divestiture charges
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company –
see Appendix for Non-GAAP reconciliation
2Q15
ROA of 1.0%
1
ROTCE of 15.7%
1

2015 Initiatives –
Execution is KEY
Grow organic revenue
–
Redesigned checking product lineup
–
Leverage fee income businesses
Enhanced referral program
Leverage new markets + Lexington, KY satellite operations
Capital Markets hires
Improve operating leverage
–
Expect operational expenses to be in the mid $90 millions in 4Q15 upon completion of efficiency initiatives
Close/consolidate 19 banking centers
Sale of Southern Illinois market (12 locations)
Sale of 5 banking centers (4 in Eastern Indiana + 1 in Ohio)
Early retirement program
–
Gains on sales should offset costs associated with these actions
–
Efficiency ratio target is 63.0% in 4Q15 –
represents 25% of 2015 short-term incentive performance
goals
Prudent use of capital
–
Share buyback program –
another 1.0 million shares authorized at July Board meeting
–
Pause means pause
Anticipated timing of branch actions: 3 consolidations in 1Q15, 16 consolidations in 2Q15, sales should be completed by mid-August, 2015
Approx. $600 million in deposits
and $200 million in loans combined

Investment Thesis Financial Data as of 06-30-15 Dated: August 4, 2015 * * * * * *

Total Loan Growth
$ in millions –
End of Period
1
Includes Loans Held for Sale and Covered Loans –
Excluding covered loans, loan growth was $2.2 million in 1Q15 and $122.1 million in 2Q15
$6,863.0
$120.7
$6,863.0
$6,983.7
March 31, 2015
June 30, 2015
Loan Growth
Loan growth
predominantly in
footprint, not
syndicated deals,
participations or
acquired
1
1

$227.8
$378.0
1Q15
2Q15
Commercial & Commercial Real Estate Loans
$ in millions
1
New Quarterly Production includes 50% credit for unfunded commitments
Yield is based on funded balances only
3.23%
3.37%
1Q15
2Q15
New
Quarterly
Production
Production Yield
2
Average loan size of 2Q15 production is less than $400,000
Approximately
45%
of
new
2Q15
outstanding
production
was
to
new
loan
clients
$349
$468
$299
$83
$175
$210
$98
$190
$232
$530
$833
$740
2Q14
1Q15
2Q15
Discussed
Proposed
Accepted
Loan Pipeline
1
2

$65.2
$84.7
4.52%
4.44%
1Q15
2Q15
New Quarterly Production
Production Yield
$126.4
$180.9
3.79%
3.74%
1Q15
2Q15
New Quarterly Production
Production Yield
Loan Production & Yield Trends
$ in millions
New quarterly production includes unfunded commitments –
Yield is based on funded balances only
Residential Mortgage
Consumer Direct
Consumer Indirect
$163.8
$157.7
2.21%
2.39%
1Q15
2Q15
New Quarterly Production
Production Yield

Other-Non Owner Occupied 12%
Industrial-Owner Occupied 5%
Industrial-Non Owner Occupied 6%
Retail-Owner Occupied 5%
Retail-Non Owner Occupied 10%
Office-Non Owner Occupied 13%
Office-Owner Occupied 9%
Multifamily 9%
Acquisition & Development 2%
Construction 12%
Other 3%
Family Rental 4%
Other-Owner Occupied 10%

Loan Concentrations –
Excluding Covered Loans
As of June 30, 2015
Commercial
Commercial Real Estate
Diversified Commercial Loan Portfolio
Healthcare/Soci
al Services, 9%
Public Admin,
8%
Manufacturing,
13%
Educational
Services, 8%
Wholesale
Trade, 8%
Retail, 6%
Other, 21%
Real Estate
Rental &
Leasing, 6%
Agriculture, 7%
Construction &
Land Dev, 7%
Finance &
Insurance, 4%
Professional
Services, 3%

$ in millions
Credit Quality
$118.0
$155.9
$167.8
2Q14
1Q15
2Q15
Substandard Nonaccruing + Doubtful
Loans
$119.4
$190.0
$173.9
2Q14
1Q15
2Q15
Special Mention Loans
$110.7
$97.2
$88.7
2Q14
1Q15
2Q15
Substandard Accruing Loans

Credit Quality
See Appendix for definition of Peer Group
1
As a % of end of period total loans
Peer Group data per SNL Financial
0.07%
-0.06%
0.06%
-$0.4
$0.0
$2.3
-$1.0
$0.0
$1.0
$2.0
$3.0
-0.1%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
2Q14
1Q15
2Q15
Net Charge-Offs / Provision
NCOs
Provision for Loan Losses
$ in millions
0.47%
0.40%
0.31%
0.84%
0.69%
2Q14
1Q15
2Q15
30+ Day Delinquent Loans
1
ONB
Peer Group Average
0.01%
0.00%
0.01%
0.30%
0.22%
2Q14
1Q15
2Q15
90+ Day Delinquent Loans
1
ONB
Peer Group Average

Credit Quality –
ALLL and Mark Summary
$ in millions
1
Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount  considers credit risk and should be included as part
of total coverage         N/A = not applicable
At June 30, 2015
ONB Legacy
Monroe
Integra
Indiana
Community
Tower
United
Lafayette
Founders
Total
Allowance for Loan Losses
(ALLL)
$47.3
$1.0
$1.8
$0.0
$0.0
$0.0
$0.0
$0.0
$50.2
Loan Mark
N/A
$5.5
$32.0
$20.1
$16.5
$28.9
$18.6
$16.0
$137.5
Total ALLL/Mark
$47.3
$6.5
$33.8
$20.1
$16.5
$28.9
$18.6
$16.0
$187.6
Pre-Mark Loan Balance
$5,230.9
$96.7
$173.1
$156.7
$249.6
$486.8
$206.2
$303.5
$6,903.5
ALLL/Pre-Mark Loan Balance
0.90%
1.03%
1.02%
0.00%
0.00%
0.01%
0.00%
0.00%
0.73%
Mark/Pre-Mark Loan Balance
N/A
5.53%
18.28%
12.82%
6.55%
5.93%
9.02%
5.27%
1.99%
Combined ALLL & Mark/Pre-
Mark Loan Balance
1
0.90%
6.56%
19.31%
12.82%
6.55%
5.94%
9.02%
5.27%
2.71%

Conservative Lending Limits/Risk Grades
Borrower
1
Asset Quality Rating
(Risk Grades)
In-House Lending Limit
1
($ in millions)
0 –
Investment Grade
$30
1 –
Minimal Risk
$25
2 –
Modest Risk
$25
3 –
Average Risk
$22.5
4 –
Monitor
$15
5 –
Weak Monitor
$10
6 –
Watch
$7.5
7 –
Criticized (Special Mention)
$5
In-house lending limits conservative relative to ONB’s legal lending limit at 06-30-15 of $152.6 million per borrower
1
Includes entire relationship with borrower
Borrower
1
Asset Quality Rating
(Risk Grades)
8 –
Classified (Problem)
9 –
Nonaccrual

0.00
2.00
4.00
6.00
8.00
10.00
12.00
Total
ABS
Corporates
Municipals
CMOs
Pools
Agencies
Treasuries
4.62
0.00
5.59
9.35
3.16
5.75
2.50
0.00
Duration of Purchases
Investment Portfolio Purchases 2Q15
1
1
Data as of June 30, 2015
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
Total
ABS
Corporates
Municipals
CMOs
Pools
Agencies
Treasuries
2.36%
0.00%
2.77%
4.75%
2.17%
2.76%
1.31%
0.00%
T/E Book Yield of Purchases
Q2 2015 Purchases-
Book Value
Treasuries
-
Agencies
130,499,990
Pools
3,650,486
CMOs
98,722,017
Municipals
92,074,403
Corporates
7,489,689
ABS
-
Equity
-
Total
332,436,585

Investment Portfolio
1
Includes market value for both available-for-sale and held-to-maturity securities
$ in millions
Book
Value
Mar 31,
2015
Book
Value
Jun 30,
2015
Market
Value
1
Mar 31,
2015
Market
Value
1
Jun 30,
2015
Market
Value $
Change
Federal National Mortgage Association
$432.0
$412.6
$438.1
$414.5
Federal Home Loan Mortgage Corporation
217.7
242.6
218.1
241.5
Federal Farm Credit Bank
60.7
53.8
61.1
53.5
Federal Home Loan Bank and Other
163.4
135.5
164.7
135.0
Subtotal U.S. Government Agencies-Senior
Debentures
$873.8
$844.5
$882.0
$844.5
($37.5)
U.S. Treasury
$24.9
$12.0
$25.2
$12.2
($13.0)
Mortgage Backed Securities
$1,099.7
$1,120.7
$1,113.2
$1,124.5
$11.3
Trust Preferred
31.3
27.2
19.3
15.9
Other Corporate
324.0
323.9
325.2
322.3
Subtotal Corporate Securities
$355.3
$351.1
$344.5
$338.2
($6.3)
Municipal Securities –
Taxable
$199.0
$195.8
$256.9
$235.0
($21.9)
Municipal Securities –
Tax Exempt
$779.5
$849.3
$788.3
$850.6
$62.3
Federal Reserve, FHLB Stock, Other Securities
$110.1
$106.5
$110.1
$106.5
($3.6)
Totals
$3,442.3
$3,479.9
$3,520.2
$3,511.5
($8.7)

3.26%
3.14%
3.15%
0.81%
0.56%
0.60%
4.07%
3.70%
3.75%
2Q14
1Q15
2Q15
ONB Core
Acquisition Accretion
Net Interest Margin
1
1
Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company –
see
Appendix for Non-GAAP reconciliation
2
ONB Core includes contractual interest income of Monroe, Integra, IN Community, Tower, United, Lafayette and Founders loans
2

$73
$100
Pre-Marked Integra Loans
Non-PCI
PCI
Acquired Loans
$1,440
$60
Pre-Marked Acquired Loans
(excluding Integra loans)
Non-PCI
PCI
$ in millions –
as of June 30, 2015
1
1
$25 million is considered nonaccrual
PCI = Purchased Credit Impaired
Remaining Discount
Non-PCI
5%
($77)
PCI
47%
($28)
Remaining Discount
Non-PCI
4%
($3)
PCI
29%
($29)

$36.9
$57.5
$59.0
$86.6
$48.3
$34.5
$17.5
$(0.4)
$3.4
$9.3
$43.2
$7.2
$3.8
$0.3
2011
2012
2013
2014
2015
2016
2017
Projected Accretion Income
Projected Purchase Accounting Impact
Actual Accretion
Projected Accretion
1
Actual Discount
Projected Discount
1
$ in millions
1
Projections assume no prepayments –
updated quarterly –
subject to change
IA = Indemnification Asset
Manageable declines in purchase accounting impact expected in future periods
Actual IA Amortization
Projected IA Amortization
1
Net Income Statement Contribution
$252.9
$224.1
$146.1
$148.5
$118.7
$84.1
$66.6
2011
2012
2013
2014
2015
2016
2017
Projected Remaining Discount

One Year Projected Change to
Net Interest Income
(Historical)
$1,962
$988
$2,469
$1,843
$(98)
$3,263
4Q14
1Q15
2Q15
Up 100
Forward Curve

Modeled Interest Rate Sensitivity
$ in thousands
Change to Net Interest Income based on a one year time horizon
Refer to slide 31 for rate curves
Total non-maturity, interest-
bearing accounts increase from
0.06% to 0.38% in the “Up 100
bps” scenario
18.9% of total non-interest
bearing DDA are considered rate
sensitive
41% of C&I and CRE loans
reprice within one year
17% of loans have floors; less
than 1% of these loans are
currently below their floor rates
Investment portfolio duration of
4.23 at 06/30/15, up from 3.74 at
03/31/15.

Two Year Projected Change to
Net Interest Income
(Historical)
$17,592
$8,145
$18,791
$9,149
$13,980
$15,099
4Q14
1Q15
2Q15
Up 100
Forward Curve

30 Modeled Interest Rate Sensitivity $ in thousands Change to Net Interest Income based on a two year time horizon Refer to slide 31 for rate curves

Up 100 vs. Base
5%
4%
3%
2%
1%
0%
1M 2M 3M 4M 5M 6M 9M 1Y 1.5Y 2Y 2.5Y 3Y 4Y 5Y 7.5Y 10Y 15Y 20Y 30Y
Base
Up 100

Forward Curves
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1M 2M 3M 4M 5M 6M 9M 1Y 1.5Y 2Y 2.5Y 3Y 4Y 5Y 7.5Y 10Y 15Y 20Y 30Y
6/30/2015
6/30/2016
6/30/2017

31 Interest Rate Curves

Tangible Common Equity
$ in millions
1.9 million shares of stock repurchased at an average price of $13.77 during 2Q15
On July 23, 2015, the ONB Board of Directors approved an additional 1.0 million shares to be added to the original 6.0 million authorization approved in October, 2014
Tangible Common Equity – 03/31/2015
$851.6
2Q15 Earnings
26.2
2Q15 Dividend
(13.8)
2Q15 Share Repurchase
(26.4)
Changes in OCI – Securities
(16.7)
Changes in Equity - Other
4.3
Changes in Goodwill & Intangibles
2.1
Tangible Common Equity – 06/30/2015
$827.3

Capital Ratios
Peer Group data per SNL Financial
See Appendix for definition of Peer Group
1
See Appendix for Non-GAAP reconciliation
14.0%
12.2%
11.6%
13.5%
12.7%
2Q14
1Q15
2Q15
Tier 1 Risk-Based Capital Ratio
ONB
Peer Group Average
8.4%
7.5%
7.2%
8.8%
8.6%
2Q14
1Q15
2Q15
Tangible Common Equity to Tangible
Assets
1
ONB
Peer Group Average

34 Total Revenue $ in millions $84.5 $91.0 $92.1 $39.7 $55.3 $55.0 $124.2 $146.3 $147.1 2Q14 1Q15 2Q15 Fees, Service Charges, Security Gains & Other Rev. Net Interest Income

Fee-Based Business Revenue
$ in millions
$8.5
$9.4
1Q15
2Q15
Wealth
Management
$4.4
$4.7
1Q15
2Q15
Investments
$3.0
$4.3
1Q15
2Q15
Mortgage
Banking
Contingency Revenues
$10.0
$10.1
$2.1
$0.1
$12.1
$10.2
1Q15
2Q15
Insurance

$91.8
$105.2
$104.2
$6.3
$4.0
$7.0
$4.0
$98.1
$116.2
$109.7
2Q14
1Q15
2Q15
Operational Expenses
Merger/Integration Costs
Efficiency Program Charges
$ in millions
1
Operational
expenses
=
total
noninterest
expense
less
merger/integration
costs
and
efficiency
program
charges
–
includes
ongoing
operating
costs
associated
with recent acquisitions
Noninterest Expense
Adjusted 2Q15 efficiency
ratio of 66.9%
2
2Q15 operational
expenses include $1.0
million in annual merit
increases
Expect operational
expenses to be in the mid
$90’s in 4Q15 upon
completion of efficiency
initiatives
2
Non-GAAP
financial
measure
which
Management
believes
is
useful
in
evaluating
the
financial
results
of
the
Company
–
see
Appendix
for
Non-GAAP
reconciliation
$1.5

Returned to
community
bank model
2004
2005
Sold non-
strategic
market –
Clarksville, TN
–
5 branches
2006
Sold non-
strategic market
–
O’Fallon, IL –
1 branch
2007
2008
2009
2010
2011
2012
2013
Acquired St.
Joseph Capital –
Entry into
Northern IN
market
February, 2007
Acquired 65
Charter One
branches
throughout
Indiana
March, 2009
Acquired Monroe
Bancorp –
Enhanced
Bloomington, IN
presence
January, 2011
Acquired Indiana
Community –
Entry into
Columbus, IN
September, 2012
FDIC-assisted
acquisition of
Integra Bank
July, 2011
Sold non-
strategic
market –
Chicago-area -
4 branches
Consolidation
of 21 branches
Acquired 24
MI / IN branches
July, 2013
Consolidation
of 2 branches
Consolidation
of 8 branches
Consolidation
of 1 branch
Consolidation
of 10 branches
Consolidation
of 12 branches
Consolidation
of 44 branches
Consolidation
of 5 branches
Sold  12
branches
Consolidation
of 22 branches
Acquired 209
Sold 22
Consolidated 148
Acquired Tower
Financial –
Enhancing Ft.
Wayne, IN
presence April,
2014
Transforming Old National’s Landscape
Acquired
United
Bancorp —
Entering Ann
Arbor, MI  July,
2014
2014
Consolidation
of 4 branches
Acquired  LSB
Financial Corp.–
Enhancing
Lafayette, IN
presence
November 1,
2014
Acquired
Founders
Financial
Corporation–
Entry into Grand
Rapids , MI
January 1, 2015
2015
Consolidation
of 19 branches

Committed to Strong Corporate Governance
Stock ownership guidelines have been
established for named executive officers as
follows:
As of June 30, 2015, each named executive
officer has met their stock ownership
requirement
Position or Salary
Target Ownership Guidelines
Chief Executive Officer
5X salary in stock or 200,000 shares
Chief Operating Officer
4X salary in stock or 100,000 shares
Salary equal to or greater than $250,000
3X salary in stock or 50,000 shares
Salary below $250,000
2X salary in stock or 25,000 shares
Salary equal to or less than $150,000
1X salary in stock or 15,000 shares

Executive Compensation
Tied to long term shareholder value:
Short Term Incentive Plan
(CEO, CFO,
CBA, CCO, Chief Legal Counsel)
Performance Measure
Weight
Corporate Net Income
60%
Net Charge-Offs
15%
Efficiency Ratio
25%
Long Term Incentive Plan
(CFO,CBA,
CCO, Chief Legal Counsel)
Performance Measure
Weight
Performance-based
75%
(67%
TSR & 33% EPS Growth)
Service-based
25%
Long Term Incentive Plan
(CEO)
Performance Measure
Weight
Performance-based
100%
(75%
TSR & 25% EPS Growth)

Appendix * * * * * * * *

Non-GAAP Reconciliations
$ in millions
end of period balances
2Q14
1Q15
2Q15
Total Shareholders’ Equity
$1,277.3
$1,483.3
$1,456.7
Deduct:  Goodwill and Intangible Assets
(439.3)
(631.6)
(629.5)
Tangible Common Shareholders’ Equity
$838.1
$851.6
$827.3
Total Assets
$10,387.9
$11,951.3
$12,075.8
Add:  Trust Overdrafts
0.0
0.1
0.1
Deduct:  Goodwill and Intangible Assets
(439.3)
(631.6)
(629.5)
Tangible Assets
$9,948.7
$11,319.7
$11,446.4
Tangible Equity to Tangible Assets
8.42%
7.52%
7.23%
Tangible Common Equity to Tangible
Assets
8.42%
7.52%
7.23%
Net Income
$18.8
$20.9
$26.2
After-Tax Intangible Amortization
1.7
2.8
2.7
Tangible Net Income
$20.4
$23.7
$28.8
ROTCE
9.76%
11.12%
13.95%

Non-GAAP Reconciliations
2Q14
1Q15
2Q15
Reported Pre-Tax Income (FTE Basis)
$30.7
$34.8
$39.9
Add Back - Acquisition & Divestiture Charges
$6.3
$11.0
$5.5
Adjusted Pre-tax income
$37.0
$45.8
$45.4
Taxes
($14.4)
($18.3)
($15.6)
Adjusted Net Income
$22.6
$27.5
$29.8
Average Diluted Shares
104.361
119.076
116.223
Adjusted EPS
$0.22
$0.23
$0.25
end of period balances
2Q14
1Q15
2Q15
Total Shareholders’ Equity
$1,277.3
$1,483.3
$1,456.7
Deduct:  Goodwill and Intangible Assets
(439.3)
(631.6)
(629.5)
Tangible Common Shareholders’ Equity
$838.1
$851.6
$827.3
Risk Weighted Assets
$6,339.2
$7,694.0
$7,991.6
Tangible Common Equity to Risk Weighted Assets
13.22%
11.07%
10.35%
end of period balances
2Q14
3Q14
4Q14
1Q15
2Q15
Total Shareholders’ Equity
$1,277.3
$1,407.2
$1,465.8
$1,483.3
$1,456.7
Deduct:  Goodwill and Intangible Assets
(439.3)
(530.5)
(569.5)
(631.6)
(629.5)
Tangible Common Shareholders’ Equity
$838.1
$876.7
$896.2
$851.6
$827.3
Common Shares Issued and Outstanding at Period End
105,851
113,984
116,847
116,983
115,205
Tangible Common Book Value
$7.92
$7.69
$7.67
$7.28
$7.18

Non-GAAP Reconciliations
2Q14
1Q15
2Q15
Net Interest Income ($ in 000's)
$84,482
$90,993
$92,097
Taxable Equivalent Adjustment
4,256
4,658
4,757
Net Interest Income –
Taxable Equivalent
$88,738
$95,651
$96,854
Average Earning Assets
$8,730,063
$10,346,167
$10,325,938
Net Interest Margin
3.87%
3.52%
3.57%
Net Interest Margin –
Fully Taxable Equivalent
4.07%
3.70%
3.75%
2Q14
1Q15
2Q15
Net Interest Income ($ in 000's)
$84,482
$90,993
$92,097
Taxable Equivalent Adjustment
4,256
4,658
4,757
Net Interest Income –
Taxable Equivalent
$88,738
$95,651
$96,854
Less Accretion
17,630
14,556
15,562
Net Interest Income –
Taxable Equivalent Less Accretion
$71,108
$81,095
$81,292
Average Earning Assets
$8,730,063
$10,346,167
$10,325,938
Core Net Interest Margin -
Fully Taxable Equivalent
3.26%
3.14%
3.15%

Non-GAAP Reconciliations
Efficiency Ratio - As Reported
2Q15
Net Interest Income (FTE) ($ in millions)
$96.9
Noninterest Income
55.0
Less Security Gains
0.5
Revenue Less Security Gains
151.3
Noninterest Expense
109.7
Intangible Amortization
3.0
Noninterest Expense Less Intangible Amortization
106.7
Efficiency Ratio
70.52%
Efficiency Ratio Excluding Acquisition Costs & Branch Divestitures
2Q15
Net Interest Income (FTE) ($ in millions)
$96.9
Noninterest Income
55.0
Less Security Gains
0.5
Revenue Less Security Gains
151.3
Noninterest Expense
109.7
Intangible Amortization
3.0
Acquisition Costs
1.5
Branch Divestitures
4.0
Noninterest Expense Less Intangible Amortization, Acquisition & Branch Divestiture Cost
101.2
Adjusted Efficiency Ratio
66.86%

Non-GAAP Reconciliations
2Q15
Net Income
$26.2
Plus Acquisition Costs (after tax)
$1.0
Plus Branch Divestitures (after tax)
$2.6
Adjusted Net Income
$29.8
Plus After-Tax Intangible Amortization
$2.7
Tangible Net Income
$32.5
Adjusted ROTCE
15.70%
2Q15
Net Income
$26.2
Plus Acquisition Costs (after tax)
$1.0
Plus Branch Divestitures (after tax)
$2.6
Adjusted Net Income
$29.8
Average Assets
$11,911.6
Adjusted ROA
1.00%

Old National’s Peer Group
•Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Associated Banc-Corporation
ASB
MB Financial Inc.
MBFI
BancFirst Corporation
BANF
National Penn Bancshares Inc.
NPBC
BancorpSouth, Inc.
BXS
Park National Corporation
PRK
Bank of Hawaii Corporation
BOH
PrivateBancorp, Inc.
PVTB
Chemical Financial Corporation
CHFC
Prosperity Bancshares Inc.
PB
Commerce Bancshares, Inc.
CBSH
Renasant Corporation
RNST
Cullen/Frost Bankers, Inc.
CFR
South State Corporation
SSB
F.N.B. Corporation
FNB
Susquehanna Bancshares, Inc.
SUSQ
First Commonwealth Financial Corporation
FCF
TCF Financial Corporation
TCB
First Finanacial Bancorp.
FFBC
TFS Financial Corporation
TFSL
First Merchants Corporation
FRME
Trustmark Corporation
TRMK
First Midwest Bancorp Inc.
FMBI
UMB Financial Corporation
UMBF
FirstMerit Corporation
FMER
United Bankshares Inc.
UBSI
Flagstar Bancorp Inc.
FBC
Valley National Bancorp
VLY
Fulton Financial Corporation
FULT
WesBanco Inc.
WSBC
Home Bancshares, Inc.
HOMB
Wintrust Financial Corporation
WTFC
IberiaBank Corporation
IBKC

Investor Contact
Additional information can be found on the
Investor Relations web pages at
www.oldnational.com
Investor Inquiries:
Lynell J. Walton, CPA
SVP –
Director of Investor Relations
812-464-1366
lynell.walton@oldnational.com